UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 30, 2019, the stockholders of Equity LifeStyle Properties, Inc. (referred to herein as the "Company", “we,” “us,” and “our”) approved an amendment to our charter to increase from 200,000,000 to 400,000,000 the number of shares of common stock, par value $0.01 per share (“Common Stock”), we are authorized to issue. This amendment was previously approved by our Board of Directors (the "Board") on February 12, 2019 and was described in detail in our definitive proxy materials previously filed with the Securities and Exchange Commission on March 14, 2019. The amendment was approved by the required vote of our stockholders at our Annual Meeting of Stockholders ("Annual Meeting") held on April 30, 2019.
The Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1, was effective on May 2, 2019 upon the acceptance for record of the Articles of Amendment by the State Department of Assessments and Taxation of Maryland.
Item 5.07    Submission of Matters to a Vote of Security Holders
On April 30, 2019, we held our Annual Meeting, at which stockholders holding 83,704,838 shares of Common Stock (being the only class of shares entitled to vote at the meeting), or 93.08% of our 89,929,609 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on four proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A. The proposals submitted for vote and related results of the stockholders' votes were as follows:
Proposal No. 1: To elect nine members of the Board to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

	SHARES VOTED
DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Philip Calian	60,671,562	21,127,517	1,905,759
David Contis	60,743,133	21,055,946	1,905,759
Constance Freedman	81,480,062	319,017	1,905,759
Thomas Heneghan	80,600,841	1,198,238	1,905,759
Tao Huang	81,154,917	644,162	1,905,759
Marguerite Nader	81,194,221	604,858	1,905,759
Scott Peppet	81,590,341	208,738	1,905,759
Sheli Rosenberg	56,789,102	25,009,977	1,905,759
Samuel Zell	73,172,442	8,626,637	1,905,759
Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	82,415,174	1,252,316	37,348	—
Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	73,922,607	7,832,477	43,995	1,905,759

Proposal No. 4: To approve an amendment to the Company's charter increasing from 200,000,000 to 400,000,000 the number of shares of Common Stock the Company is authorized to issue. This proposal received the required affirmative vote of the holders of record of two-thirds of all votes entitled to be cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	80,560,204	3,103,266	21,035	20,333

Item 8.01    Other Events
On April 30, 2019, our Board declared the second quarter 2019 dividend of $0.6125 per share of Common Stock, representing, on an annualized basis, a dividend of $2.45 per share of Common Stock. The dividend will be paid on July 12, 2019 to stockholders of record at the close of business on June 28, 2019.
This report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our ability to manage counter-party risk;

•	our ability to renew our insurance policies at existing rates and on consistent terms;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the effect from any breach of our, or any of our vendors', data management systems;

•	the dilutive effects of issuing additional securities;

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.
These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 412 quality properties in 33 states and British Columbia consisting of 155,133 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Articles of Amendment of Equity LifeStyle Properties, Inc., effective May 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By: /s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 2, 2019